APAPAP00818565-61472ATATAT

Goldman Sachs

To: TEKOIL AND GAS GULF COAST, LLC
Attention: MARK WESTERN
Broker: SALES DEPARTMENT
Attention: SIMON COLLIER
From: J. Aron & Company
We are pleased to confirm the following Transaction between you and J. Aron & Company.

Contract Reference Number:	897282314 1 1
Trade Date:	11 May 2007
Transaction Type:	Three-Way
Option Style:	Asian
Settlement:	Cash Settled in USD
Exercise:	Automatic
Effective Date:	01 May 2007
Termination Date:	30 Apr 2011
Determination Period(s):	48 Monthly Period(s) commencing with the Effective Date and ending on the Termination Date
Expiration Date(s):	The last Trading Day of each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Expiration Date via wire transfer of Federal Funds

PART A:

Option Buyer:	J. Aron & Company
Option Seller:	TEKOIL AND GAS GULF COAST, LLC
Option Type:	Call
Commodity:	Nymex West Texas Intermediate Crude Oil
Strike Price:	USD 65.00 per U.S. Barrel(s)
Premium:	USD 0.00 per U.S. Barrel(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the Nearby Light Crude Futures Contract (referenced below)
Nearby Contract:	First

Payment Calculation (Call):
If for a Determination Period the Floating Price exceeds the Strike Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Floating Price and the Strike Price,
and
II) The Quantity for a Determination Period.

If the Floating Price is equal to or less than the Strike Price, no payment shall be made.

PART B:

Option Buyer:	TEKOIL AND GAS GULF COAST, LLC
Option Seller:	J. Aron & Company
OptionType:	Put
Commodity:	Nymex West Texas Intermediate Crude Oil
Strike Price:	USD 65.00 per U.S. Barrel(s)
Premium:	USD 0.00 per U.S. Barrel(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the Nearby Light Crude Futures Contract (referenced below)
Nearby Contract:	First

Payment Calculation (Put):
If for a Determination Period the Strike Price exceeds the Floating Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Strike Price and the Floating Price,
and
II) The Quantity for a Determination Period.

If the Strike Price is equal to or less than the Floating Price, no payment shall be made.

PART C:

Option Buyer:	TEKOIL AND GAS GULF COAST, LLC
Option Seller:	J. Aron & Company
Option Type:	Call
Commodity:	Nymex West Texas Intermediate Crude Oil
Strike Price:	USD 66.50 per U.S. Barrel(s)
Premium:	USD 0.00 per U.S. Barrel(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the Nearby Light Crude Futures Contract (referenced below)

Nearby Contract: First

Payment Calculation (Call):
If for a Determination Period the Floating Price exceeds the Strike Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Floating Price and the Strike Price,
and
II) The Quantity for a Determination Period.

If the Floating Price is equal to or less than the Strike Price, no payment shall be made.

Table A: Quantities in Barrel(s)

Month	**Part A: 65.00 Call**	**Part B: 65.00 Put**	**Part C: 66.50 Call**
May-07	5,727	5,727	0
Jun-07	5,414	5,414	0
Jul-07	5,468	5,468	0
Aug-07	5,316	5,316	5,316
Sep-07	5,005	5,005	5,005
Oct-07	5,063	5,063	5,063
Nov-07	4,798	4,798	4,798
Dec-07	4,856	4,856	0
Jan-08	4,755	4,755	0
Feb-08	4,351	4,351	0
Mar-08	4,544	4,544	0
Apr-08	4,311	4,311	0
May-08	4,368	4,368	0
Jun-08	4,145	4,145	0
Jul-08	4,202	4,202	0
Aug-08	4,121	4,121	4,121
Sep-08	3,913	3,913	3,913
Oct-08	3,859	3,859	3,859
Nov-08	3,648	3,648	3,648
Dec-08	3,701	3,701	0
Jan-09	3,634	3,634	0
Feb-09	3,225	3,225	0
Mar-09	3,482	3,482	0
Apr-09	3,289	3,289	0
May-09	3,339	3,339	0
Jun-09	3,176	3,176	0
Jul-09	3,226	3,226	0
Aug-09	3,171	3,171	3,171
Sep-09	3,017	3,017	3,017
Oct-09	3,149	3,149	3,149
Nov-09	2,997	2,997	2,997
Dec-09	3,046	3,046	0
Jan-10	2,974	2,974	0

Feb-10	2,623	2,623	0
Mar-10	2,813	2,813	0
Apr-10	2,681	2,681	0
May-10	2,618	2,618	0
Jun-10	2,477	2,477	0
Jul-10	2,523	2,523	0
Aug-10	2,487	2,487	2,487
Sep-10	2,373	2,373	2,373
Oct-10	2,260	2,260	2,260
Nov-10	2,135	2,135	2,135
Dec-10	2,120	2,120	0
Jan-11	2,024	2,024	0
Feb-11	1,807	1,807	0
Mar-11	1,977	1,977	0
Apr-11	1,890	1,890	0

All provisions contained or incorporated by reference in the 1992 ISDA Master Agreement dated as of 11 May, 2007 between Tekoil and Gas Gulf Coast, LLC and J. Aron & Company will govern this confirmation except as expressly modified herein.

For the sake of good order, please note that the terms of this transaction shall be agreed solely between the parties and that any brokers confirmation telex referencing the details of this transaction is for informational purposes only.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Contract Reference Number: 897282314 1 1) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at:
New York: 1-212-493-9846 (J. Aron & Company)
London: 44-207-774-2135 (Goldman Sachs International)
Singapore: 65-6889-3515 (J. Aron & Company (Singapore) Pte.)

Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company
By:

Kathy Benini

Kathy Benini
Vice President
J. Aron & Company

Signed on behalf of TEKOIL AND GAS GULF COAST, LLC

By: ________________________

Name:

Title:

APAPAP00818565-61472ATATAT